Joby to acquire a second manufacturing facility in the Dayton, Ohio area, which spans more than 700,000 square feet. Credit: Joby Aviation
Joby to Expand Manufacturing Footprint with Acquisition of Second Ohio Facility
●700,000 square-foot facility adds significant manufacturing capacity for aircraft production
●With manufacturing lines in California and Ohio, additional facility will expand Joby’s dual-site manufacturing strategy and leverage Ohio’s deep aerospace talent
●Marks a major step towards Joby’s commitment to double aircraft production in 2027
Dayton, Ohio - January 7, 2026 - Joby Aviation, Inc. (NYSE:JOBY), a company developing electric air taxis for commercial passenger service, today announced it has signed an agreement to acquire a manufacturing facility in the Dayton, Ohio area spanning more than 700,000 square feet. The facility, which is ready for immediate use, will initially support Joby’s plans to double (https://www.jobyaviation.com/news/joby-announces-plans-to-double-manufacturing-capacity-in-united-states/) production to four aircraft per month in 2027, while also providing space for significant future growth. The factory complements Joby’s existing production facilities in California and Ohio, with operations in the new facility expected to begin this year.

“This site will not only support our near-term plan to double production, it can also serve as a base for significant future growth, as we turn a decade of engineering into the manufacturing scale the market is now demanding,” said JoeBen Bevirt, founder and CEO, Joby Aviation.
“From the world’s first aircraft factory to the Wright-Patterson Air Force Base, Dayton has long been the epicenter of aerospace innovation and we’re proud to be building the next generation of flight right here,” Bevirt added. “The reindustrialization of Ohio has become central to Joby’s story and with unmatched governmental and policy support, we’re ready to make sure that the commercial and defense aircraft that define the future of flight are built right here in America.”
In July 2025, Joby announced (https://www.jobyaviation.com/news/joby-expands-manufacturing-capacity/) the completion of an expanded manufacturing facility in Marina, CA and in October, confirmed (https://www.jobyaviation.com/news/propeller-blade-manufacturing-in-dayton-ohio/) the start of propeller blade production in Ohio. To support the planned doubling of production, Joby began procurement of the capital equipment required to double manufacturing capacity last month. At Joby’s site in California hiring is underway to support round-the-clock manufacturing operations.
Ohio Welcomes Joby's Continued Investment
“From the Wright Brothers to Joby Aviation, Ohio has always been where the future of flight takes shape,” said Ohio Governor Mike DeWine. "Joby's expanded manufacturing presence in Vandalia and the Miami Valley brings together our state's rich aviation heritage with our world-class advanced manufacturing workforce to build the aircraft that will redefine how people and goods move through our cities.”
“Joby’s investment in Dayton, bringing thousands of good-paying blue collar jobs back to Ohio, is an incredible testament to Ohio’s long history as a leader in aviation and to the manufacturing renaissance happening all across the states. Thanks to President Donald Trump and private sector leaders like Joby, the United States is finally getting serious about reindustrializing and investing in American jobs after decades of outsourcing and neglect,” said Senator Bernie Moreno (R-Ohio).
“Joby’s expansion builds on Dayton’s legacy as the birthplace of aviation while shaping the future of flight. This new, more than 700,000 square-foot facility will create new jobs for Ohioans and allow Joby to increase its aircraft production. Ohio remains proud to be a hub for companies investing in innovation. Ohio makes the things the world needs, and Joby’s work is an example of that. I’m excited to see what Joby accomplishes with this new facility and will continue advocating for their success,” said Senator Jon Husted (R-Ohio).
"The announcement of the second Joby facility here in Ohio is great news for the Dayton area. Over 5 years ago I worked to ensure the FY22 NDAA included language to allow the Springfield Airport to apply for a program that brought Joby Aviation to our region. I had no doubt that this company would bring high-skill jobs and incredible innovation to our area. Joby Aviation continues to carry on the rich tradition of aviation innovation here in Dayton, Ohio that goes back to the time of the Wright Brothers, and I look forward to seeing what the future holds,” said U.S. Representative Michael Turner (OH-10).
“As the world’s leading advanced air mobility company, Joby's decision to double down in Ohio speaks to the speed at which advanced technologies can scale in our state and the powerful and collaborative environment Team Ohio and the Dayton Development Coalition have built to support growth of emerging industries in the region,” said JobsOhio President and CEO J.P. Nauseef. “Since Joby first announced its massive air taxi facility in 2023, it is again demonstrating how this state delivers what companies need to move from innovation to production at scale.”
Joby’s manufacturing growth in Ohio comes at a time of significant policy momentum for advanced air mobility (AAM). US Secretary of Transportation, Sean Duffy, recently announced (https://www.jobyaviation.com/news/national-aam-strategy/) a national strategy for advanced air mobility that provides a clear policy roadmap to accelerate AAM deployment and integration. This alignment comes as the Federal Aviation Administration and DOT prepare to deploy the eVTOL Integration Pilot Program (eIPP) (https://www.jobyaviation.com/news/joby-plans-to-jumpstart-us-operations-through-eipp/) in 2026. By validating operational use cases and flight routes across the country ahead of final Type Certification, the eIPP - paired with the strategy’s policy recommendations - enables regulators, local communities, and industry leaders to prepare for the arrival of advanced air mobility.
About Joby
Joby Aviation, Inc. (NYSE:JOBY) is a California-based transportation company developing an all-electric, vertical take-off and landing air taxi. Joby intends to both operate its fast, quiet, and convenient air taxi service in cities around the world and sell its aircraft to other operators and partners. To learn more, visit www.jobyaviation.com.
Forward-Looking Statements
This release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the development and performance of our aircraft, the growth of our manufacturing capabilities, our regulatory outlook, progress and timing; our plans to acquire an additional facility near Dayton, Ohio and planned manufacturing capacity at that location; our business plan, objectives, goals and market opportunity; plans for, and potential benefits of, our strategic partnerships; and our current expectations relating to our business, financial condition, results of operations, prospects, capital needs and growth of our operations, including the expected benefits of our vertically-integrated business model. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: our ability to launch our air taxi service and the growth of the urban air mobility market generally; our ability to produce aircraft that meet our performance expectations in the volumes and on the timelines that we project; the acquisition of the additional facility in Dayton, Ohio is subject to certain closing conditions; the competitive environment in which we operate; our future capital needs; our ability to adequately protect and enforce our intellectual property rights; our ability to effectively respond to evolving regulations and standards relating to our aircraft; our reliance on third-party suppliers and service partners; uncertainties related to our estimates of the size of the market for our service and future revenue opportunities; and other important factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2025, our Quarterly Reports on Form 10-Q filed with the SEC on May 8, 2025 and August 7, 2025, and in future filings and other reports we file with or furnish to the SEC. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
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